SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Global High Income Fund
DWS High Income Fund
DWS High Income VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Gary Russell, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2006.
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income. Portfolio Manager of the fund through July 31, 2024. Began managing the fund in 2016.
Sarah Rowin, CFA, Senior Portfolio Manager & Team Lead Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Nick Soroka, Senior Portfolio Manager & Team Lead Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Kirk Maurer, CFA, Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
May 10, 2024
PROSTKR24-38